Exhibit 10.1

AMENDMENT TO PLAN SUPPORT AGREEMENT

THIS AMENDMENT dated as of August 5, 2016 (this “Amendment”) among (i) Paragon Offshore plc, (ii) Paragon International Finance Company, Paragon Offshore Finance Company, Paragon Offshore Leasing (Switzerland) GmbH, Paragon Offshore Contracting GmbH, Paragon Holding NCS 2 S.à r.l., Paragon Offshore (Luxembourg) S.à r.l., Paragon Offshore Leasing (Luxembourg) S.à r.l., Paragon Offshore International Ltd., Paragon Duchess Ltd., Paragon (Middle East) Limited, Paragon Asset Company Ltd., Paragon Asset (ME) Ltd., Paragon Holding SCS 1 Ltd., Paragon Holding SCS 2 Ltd., Paragon FDR Holdings Ltd., Paragon Offshore (North Sea) Ltd., Paragon Asset (UK) Ltd., Paragon Offshore Holdings US Inc., Paragon Drilling Services 7 LLC, Paragon Offshore Drilling LLC, Paragon Leonard Jones LLC, Paragon Offshore do Brasil Ltda., Paragon Offshore (Nederland) B.V., PGN Offshore Drilling (Malaysia) Sdn. Bhd. and Paragon Offshore (Labuan) Pte. Ltd. and (iii) the undersigned Consenting Creditors. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the PSA (as defined below).

WHEREAS, the Parties entered into a certain Plan Support Agreement dated as of February 12, 2016 (as amended, the “PSA”).

WHEREAS, the Parties wish to amend and restate certain provisions of the PSA.

AND WHEREAS, the Parties wish to take such actions necessary to give effect to such amendment.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the PSA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1.              Amendment.

1.1          Subsections 6(a)(iv) and (v) of the PSA are hereby amended and restated in their entirety as follows:

“(iv)        At 11:59 p.m. prevailing Eastern Time on October 31, 2016 (the “Confirmation Date”), if the Bankruptcy Court shall not have entered an order in form and substance reasonably satisfactory to the Paragon Parties and the Requisite Creditors confirming the Paragon Plan.

(v)           At 11:59 p.m. prevailing Eastern Time on December 15, 2016 (the “Outside Date”), if the Effective Date shall not have occurred.”

1.2          Section 6(a) of the PSA is hereby amended to add the following as a new Subsection 6(a)(xviii):

“(xviii)    At 11:59 p.m. prevailing Eastern Time on August 5, 2016, if the Paragon Parties shall not have filed a motion with the Bankruptcy Court seeking approval and assumption of this Agreement as amended by that Amendment dated as of August 5, 2016 (the “PSA Assumption Motion”).”

1.3          Section 6(a) of the PSA is hereby amended to add the following as a new Subsection 6(a)(xix):

“(xix)      At 11:59 p.m. prevailing Eastern Time on September 9, 2016, if the Paragon Parties failed to obtain entry of order approving the PSA Assumption Motion, provided, however, this Creditor Termination Event shall only be for the benefit of the Consenting Noteholders.”

1.4          Section 25 of the PSA is hereby amended to add the following at the end of the section:

“The Parties hereby agree that any monetary damage claim for breach of this Agreement by the Paragon Parties is limited to the reasonable documented prepetition and postpetition costs and expenses contemplated by this Section 25.”

Section 2.              Consent. The Paragon Parties and the undersigned Consenting Creditors constituting the Requisite Creditors hereby agree to the amendments to the Paragon Plan as set forth in the Modified Second Amended Joint Chapter 11 Plan of Paragon Offshore plc and Its Affiliated Debtors attached hereto as Exhibit A, including, without limitation, the amendments to the Secured Revolving Credit Agreement set forth in the term sheet attached to the Modified Second Amended Joint Chapter 11 Plan of Paragon Offshore plc and Its Affiliated Debtors.

Section 3.              Miscellaneous.

3.1          Except as specifically set forth herein, the terms of the PSA shall remain in full force and effect and are hereby ratified and confirmed.

3.2          This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Amendment delivered by facsimile or PDF shall be deemed to be an original for the purposes of this paragraph.

[Signature Page Follows]

2

IN WITNESS HEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

PARAGON OFFSHORE PLC
PARAGON INTERNATIONAL FINANCE COMPANY
PARAGON OFFSHORE FINANCE COMPANY
PARAGON OFFSHORE LEASING (SWITZERLAND) GMBH
PARAGON OFFSHORE CONTRACTING GMBH
PARAGON HOLDING NCS 2 S.Á R.L.
PARAGON OFFSHORE (LUXEMBOURG) S.Á R.L.
PARAGON OFFSHORE LEASING (LUXEMBOURG) S.Á R.L.
PARAGON OFFSHORE INTERNATIONAL LTD.
PARAGON DUCHESS LTD.
PARAGON (MIDDLE EAST) LIMITED
PARAGON ASSET COMPANY LTD.
PARAGON ASSET (ME) LTD.
PARAGON HOLDING SCS 2 LTD.
PARAGON FDR HOLDINGS LTD.
PARAGON HOLDING SCS 1 LTD.
PARAGON OFFSHORE (NORTH SEA) LTD.
PARAGON ASSET (UK) LTD.
PARAGON OFFSHORE HOLDINGS US INC.
PARAGON DRILLING SERVICES 7 LLC
PARAGON OFFSHORE DRILLING LLC
PARAGON LEONARD JONES LLC
PARAGON OFFSHORE DO BRASIL LTDA.
PARAGON OFFSHORE (NEDERLAND) B.V.
PGN OFFSHORE DRILLING (MALAYSIA) SDN. BHD.
PARAGON OFFSHORE (LABUAN) PTE. LTD.

By:	/s/ Randall D. Stilley
Name: Randall D. Stilley
Title: Chief Executive Officer and President

[Signature Page to Amendment to Plan Support Agreement]

CONSENTING CREDITORS

[CONSENTING CREDITOR]

By:

Name:

Title:

Revolving Credit Exposure under Secured Revolving Credit Agreement: $

Principal Amount of the 6.75% Senior Notes: $

Principal Amount of the 7.25% Senior Notes: $

Notice Address:

Fax:
Attention:
Email:

[Signature Page to Amendment to Plan Support Agreement]